UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 10, 2013

Gramercy Property Trust Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32248	06-1722127
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

521 Fifth Avenue
New York, New York	10175
(Address of Principal Executive Offices)	(Zip Code)

(212) 297-1000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Following completion of the previously announced payment by Gramercy Property Trust Inc. (the “Company”) of all accrued and unpaid dividends on its 8.125% Series A Cumulative Redeemable Preferred Stock (the “Preferred Stock”) on January 13, 2014 (the “Accrued and Unpaid Dividend Payment”), and the payment of the dividend on the Preferred Stock for the current dividend period on January 15, 2014 (the “Current Dividend Payment”, and together with the Accrued and Unpaid Dividend Payment, the “Dividend Payments”), the right of the holders of the Preferred Stock to elect one director to the Board of Directors (the “Board”) of the Company will cease, the term of office of William H. Lenehan will terminate and the number of directors constituting the Board will be reduced accordingly.

(d) On December 10, 2013, the Board approved, effective upon and subject to the completion of the Dividend Payments, the resulting termination of Mr. Lenehan’s term of office as a director and the corresponding reduction in the size of the Board, the increase of the size of the Board back to seven members and the appointment of Mr. Lenehan to fill the vacancy created by such increase, with a term expiring at the annual meeting of the Company’s common stockholders in 2014 or until his successor has been duly elected and qualified. Mr. Lenehan’s compensation for service as a director of the Company will not be changed by such appointment.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 10, 2013, the Board approved Articles Supplementary to the Company’s charter to reclassify 2,000,000 authorized shares of Class B-1 Non-Voting Common Stock, par value $.001 per share, and 2,000,000 authorized shares of Class B-2 Non-Voting Common Stock, par value $.001 per share, into the same number of authorized but unissued shares of common stock, par value $.001 per share, of the Company. The Articles Supplementary were filed with the Maryland State Department of Assessments and Taxation on December 10, 2013 and became effective on that date. The Articles Supplementary are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 8.01	Other Events.

On December 11, 2013, the Company issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference, announcing the Dividend Payments. On December 13, 2013, the Company issued the press release attached hereto as Exhibit 99.2, which is incorporated herein by reference, reporting the ex-dividend dates with respect to the Dividend Payments.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.

3.1	Articles Supplementary Reclassifying 2,000,000 shares of Class B-1 Non-Voting Common Stock and 2,000,000 shares of Class B-2 Non-Voting Common Stock into shares of common stock.

99.1	Press Release dated December 11, 2013.

99.2	Press Release dated December 13, 2013.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2013	GRAMERCY PROPERTY TRUST INC.

	By:	/s/ Jon. W. Clark
	Name:	Jon W. Clark
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

3.1	Articles Supplementary Reclassifying 2,000,000 shares of Class B-1 Non-Voting Common Stock and 2,000,000 shares of Class B-2 Non-Voting Common Stock into shares of common stock.

99.1	Press Release dated December 11, 2013.

99.2	Press Release dated December 13, 2013.